SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549


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                                       FORM 8-K


                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) October 15, 1998.
                                                           -----------------

                              DFC Securitization Trust 1998-I
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                  (Exact name of registrant as specified in charter)


        North Carolina              333-24351              23-2947666
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(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)

                  c/o PNC Bank, National Association
                  Corporate Trust Department
                  Attention:  Constantine Hromych
                  1700 Market Street
                  Philadelphia, Pennsylvania                  19103
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                 (Address of principal executive offices)   (Zip Code)


          Registrant's telephone number, including area code (215) 585-8738
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         (Former name or former address, if changed since last report.)


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                         DFC SECURITIZATION TRUST 1998-I


                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not Applicable.

ITEM 5.  OTHER EVENTS.

      DFC Securitization Trust 1998-I (the "Trust"), the issuer of the Deutsche Financial Capital Securitization LLC Senior/Subordinated Pass-Through Certificates, Series 1998-I (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on October 15, 1998. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

            Exhibits

            20.1 Monthly Remittance Report relating to the Distribution Date occurring on October 15, 1998.

ITEM 8.     CHANGE IN FISCAL YEAR.

            Not Applicable.


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                                   Signatures


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DFC Securitization TRUST 1998-I, Registrant

                              By:  Oakwood Acceptance Corporation,
                                     as servicer


October 23, 1998
                                    ---------------------------
                                    Douglas R. Muir
                                    Vice President



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                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                               Numbered Pages
                                                            --------------------

20.1  Monthly Remittance Report relating to Distribution
      Date occurring on October 15, 1998.............................